UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for the use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Section 240.14a-12.

LIFETIME BRANDS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date File

Explanatory Note

Lifetime Brands, Inc. is filing a revised proxy card to reflect non-substantive changes to the proxy card, as filed on April 29, 2013.

LIFETIME BRANDS, INC.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

A	Proposals — The Board of Directors recommends a vote FOR all nominees for director and FOR Proposal 2.

1. ELECTION OF DIRECTORS Nominees:			+

01 - Jeffrey Siegel	02 - Ronald Shiftan	03 - Craig Phillips

04 - David E. R. Dangoor	05 - Michael Jeary	06 - John Koegel

07 - Cherrie Nanninga	08 - Michael J. Regan	09 -William U. Westerfield

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain
2.	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013.	☐	☐	☐	NOTE:	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

(Please sign proxy as name appears on corporate records. Joint owners should each sign personally. Trustees and others signing in a representative capacity should indicate the capacity in which they sign.)

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢	1 U P X	+

01N65F

Important notice regarding the Internet availability of proxy materials for the

Annual Meeting of shareholders is available at: www.envisionreports.com/LCUT

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

PROXY — LIFETIME BRANDS, INC.

This Proxy is solicited on behalf of the Board of Directors

Jeffrey Siegel and Ronald Shiftan and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution to vote and act as proxy with respect to all shares of Common Stock, $.01 par value, of LIFETIME BRANDS, INC. standing in the name of the undersigned on the Company’s books at the close of business on May 1, 2013, at the Annual Meeting of Stockholders to be held at 1000 Stewart Avenue, Garden City, NY 11530, at 10:30 A.M., local time, on June 13, 2013 or at any adjournment(s) or postponement(s) thereof, as follows on the reverse side.

The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

(Continued and to be signed on reverse side.)